SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------

                                     Form 8K
                                   -----------


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


--------------------------------------------------------------------------------

                         Date of Report : March 12, 2002

                           Merry Land Properties, Inc.
             (Exact name of registrant as specified in its charter)

                                     Georgia
                 (State or other jurisdiction of incorporation)

       000-29778                                             58-2412761
(Commission File Number)                           (I.R.S. Employer I.D. Number)

209 Seventh Street, Suite 300, Augusta, Georgia                          30901
   (Address of principal executive offices)                           (Zip Code)

                                  706-722-6756
               (Registrant's telephone number including area code)

                      624 Ellis Street, Augusta, GA 30901
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

        On March 12, 2002, Merry Land Properties, Inc. and its subsidiaries sold West Wind Landing and Magnolia Villa apartment communities both of which are located in Savannah. The purchasers of these apartments were West Wind Landing Apartments, LLC and Magnolia Villa Apartments, LLC, respectively, two Georgia limited liability companies owned by JARS, Inc., a Virginia corporation that is unrelated to Merry Land.

 The apartment communities sold are described as follows: (dollars in millions)

                                                                                      Mortgage
                                Year            Sales            Net Book   Net Tax     Debt
     Name of Apartments         Built   Units   Price    Cost     Value      Basis    Assumed
----------------------------- -------- ------- ------- -------- ---------- --------- ----------
West Wind Landing (1)           1985     192    $10.5   $ 7.8     $ 5.8      $ 9.3     $ 9.0
Magnolia Villas (2)             1986     144      5.9     5.3       5.0        5.1       4.6
                                       ------- ------- -------- ---------- --------- ----------
                       Total             336    $16.4   $13.1     $10.8      $14.4     $13.6

(1) Acquired during the spin off of Merry Land Properties, Inc.'s stock in October 1998. Cost is our predecessor Merry Land & Investment Company, Inc.'s 1993 purchase price plus any replacements and improvements. Tax basis was stepped up to fair market value at time of spin off.

(2) Acquired in August 1999 from Equity Residential Properties Trust. Cost is the purchase price plus any replacements and improvements.


        The sales were made for cash with the purchasers assuming the mortgages on these properties. The company intends to invest the $2.5 million in net proceeds from these sales in opportunities conforming to its investment criteria.

         Net income after depreciation and interest expense from these apartments totaled $270 thousand in 2001.


SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    MERRY LAND PROPERTIES, INC.
                                                           (Registrant)

                                              By: /s/ Dorrie E. Green
                                                  ------------------------------
                                                         Dorrie E. Green
                                                      As its Vice President